Exhibit 99.1

1 Gary S. Jacob, Ph.D. President & CEO October 12, 2009 GI Drug Company focused on Drugs to treat GI Disorders and Diseases (SGYP.OB)

2 SYNERGY PHARMACEUTICALS, INC. Certain statements made in this presentation are forward-looking. Such statements are indicated by words such as “expect,” “should,” “anticipate” and similar words indicating uncertainty in facts and figures. Although Synergy believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove to be correct. As discussed in the Synergy Pharmaceuticals Annual Report on Form 10-K for the year ended December 31, 2008, and other periodic reports, as filed with the Securities and Exchange Commission, actual results could differ materially from those projected in the forward-looking statements as a result of the following factors, among others: uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate efficacy in larger-scale clinical trials, the risk that Synergy will not obtain approval to market its products, the risks associated with dependence upon key personnel and the need for additional financing.

3 OVERVIEW Symbol & Exchange: SGYP (OTCBB) Proprietary Technology – GC-C Receptor Agonists Focused Business Strategy Experienced Management Team Presently have 75 million common shares outstanding, no warrants, preferred stock, convertibles or debt instruments More than $11 million raised last 12 months

4 History of GC-C Receptor agonists to Treat GI Disorders & Diseases Researchers from Monsanto/Searle eventually joined two biotechnology companies, Microbia and Synergy Ironwood (Microbia) aggressively developing its compound – linaclotide for GI disorders Synergy files first patent applications – SP-304 patent issued in May 2006 1990 2000 2002 2004 Research originated at Monsanto Searle Technology emanates from Monsanto/G.D. Searle Two key researchers Dr. Shailubhai, CSO of Synergy, joined Synergy Pharmaceuticals in 2000

5 Guanylate Cyclase C Receptors - Physiological mechanism Guanylate Cyclase C (GC-C) receptors are present on luminal side of gut Key regulator of salt and liquid content of gut The CFTR when activated secretes Cl- and HCO3 - into intestinal lumen, along with water

6 SP-304 for GI disorders (chronic constipation & IBS-C) SP-333 for ulcerative colitis & IBD GC-C agonists for other disease indications Synergy Portfolio Synergy’s GC-C Receptor Agonist Program is a Technology Platform

7 SP-304 to Treat GI Disorders & Diseases Oral drug for GI disorders Analog of human peptide hormone uroguanylin Virtually no systemic absorption – low risk of toxicity Exceptionally low development risk...following first-in-class drug presently in Phase 3 for GI disorders Clinical proof-of-principle established for class Huge market opportunity – 20 M severe patients in US, Europe & Japan; potential $27 B worldwide market

8 Lead drug: SP-304 – A GC-C Receptor Agonist NDDCELCVNVACTGCL Uroguanylin Natural Hormone NDECELCVNVACTGCL SP-304 Uroguanylin Analog Single letters denote different amino acids. Colored lines denote disulphide bonds 16-mer analog of uroguanylin Single key amino acid change Locked into stable active conformer Compact stable molecule Thermo and acid stable (100 °C, pH 2), high resistance to proteases Behaves like a small molecule drug More potent than the natural hormone GC-C Receptor

9 Activation of chloride channels increases fluid secretion into GI lumen Amitiza® SP-304 Linaclotide

10 SP-304 Clinical Development – Phase I Trial in Volunteers “Single-site, Randomized, Double-blind, Placebo-Controlled, Single-, Ascending-, Oral-Dose Safety, Tolerability, and Pharmacokinetic Study of SP-304 in Healthy Adult Human Male and Female Volunteers" (Protocol No. SP-SP304101-08) Cohorts administered a single, oral dose of 0.1, 0.3, 0.9, 2.7, 5.4, 8.1,16.2, 24.3 and 48.6 mg SP-304 or matching placebo 9 cohorts performed with 8 subjects per cohort (6 SP-304; 2 placebo) – 71 subjects total Conclusions from study: 1. No SP-304 systemic absorption observed - all administered doses PK collected through 48 hours post-dose 2. SP-304 showed pharmacodynamic effects indicative of drug effect

11 NDECELCVNVACTGCL SP-304 Uroguanylin Analogue Red & blue colored lines denote disulphide bonds Modulates binding constant with mucosal acidity Defines agonist activity SP-304: Rationale for Potential as ‘Best-in-Class’ • Mucosal acidity provide physiological ‘ON’ and ‘OFF’ switch for modulating binding of uroguanylin to GC-C • First three amino acids at N-terminus (NDD) are critical for pH-mediated binding of uroguanylin to GC-C • SP-304, containing NDE terminus, also retains pH modulation capability

SYNERGY
PHARMACEUTICALS INC.

SP-304 Clinical Development Strategy

Three SP-304 clinical trials planned for CIC and IBS-C

- Phase 2a seven-day repeated-dose, placebo-controlled dose escalation Phase IIa trial in CIC patients (N = 60)
- Phase 2b 28-day dose-ranging, placebo-controlled Phase 2b trial in CIC patients (N= 320)
  - Key proof-of-concept (POC) trial - powered for statistical significance
- Phase 2b 12-week Phase IIb trial in IBS-C (N~600)
  - 90-day repeated-dosing study expected to yield clear, value-increasing, statistically significant favorable clinical signals in IBS-C patients
  - Requires major SP-304 process development and manufacturing scale-up

12

13 SP-304 Clinical Development Timeline • SP-304 manufacture scale-up underway • SP-304 formulation presently underway Initiate Phase 2a 7-day CC trial Initiate Phase 2b 28-day, fixed dose 28-day CC clinical trial Expect clinical data to be available to set doses for 28-day trial Jan.2010 Feb.2010 Sept.2010 Jan.2011 File IND Amendment June2011 Initiate Phase 2b 90-day, fixed dose IBS-C clinical trial

14 GC-C Receptor Agonist Studies in Animal Models of Ulcerative Colitis Efficacy of GC-C agonists (eg. SP-304) has been validated in three different acute animal models of ulcerative colitis - TNBS-induced colitis in Balb/c mouse - TNBS-induced colitis in BDF1 mouse - DSS-induced colitis in BDF1 mouse Preliminary data show that SP-304 treatment suppresses GI inflammation in accepted chronic model - IL-10 knock-out mouse Expression of uroguanylin is suppressed in IL-10 knock-out mouse

15 TNBS Injected Balb/c mice Treated with SP-304 show histological improvement and suppressed intestinal secretion of pro-inflammatory cytokines 0 40 80 120 IL-12 p40 IL-23 TNF Cytokines, pg/ml Control SP304, 50 µg/day 160 0 5 10 15 20 25 Histopathology Score SP-304 (µg/day) 0 10 20 50 n-9 n-8 n-4 n-5

16 SP-333 Development for Ulcerative Colitis Phase I single-dose, dose-escalation trial in healthy volunteers Safety, tolerability and PK of orally administered SP-333 To be followed by evaluation in ulcerative colitis patients

17 Corporate Structure & Management Gary S. Jacob, Ph.D.; President & CEO 20 years experience in drug discovery & development G.D. Searle, Monsanto Co., Oxford University Kunwar Shailubhai, Ph.D., MBA; Chief Scientific Officer > 15 years experience at G.D. Searle/Monsanto Co. and NIH Major discoverer of SP-304 for GI indications Craig Talluto, Ph.D.; Senior Director, Clinical Operations 10 years experience in clinical research Kos Pharmaceuticals, Amgen, Hoffmann La-Roche Bernard Denoyer; Senior Vice President, Finance Former CFO of META Group Inc. Stephen Comiskey, Ph.D.; Director, Product Development Former Director of Product Development at Nucleonics, Inc. Synergy is being operated by efficient, experienced team The company has assembled top level consultants and advisors in functional GI space

18 Board of Directors Gabriele Cerrone, Chairman Thomas H. Adams, Ph.D John Brancaccio Gary S. Jacob, Ph.D.; President & CEO Alan F. Joslyn, Ph.D. Chris McGuigan, Ph.D. Melvin Spigelman, MD Allen Mangel, M.D., Ph.D. – Clinical Development Authority on clinical development of GI drugs Hoyle Group – Regulatory, Non-clinical & Clinical Development Gary Musso, Ph.D. – CMC Expert on development of peptide drugs Key Consultants

19 Douglas Drossman, M.D. Dr. Drossman is Professor of Medicine and Psychiatry (UNC School of Medicine, Division of Gastroenterology & Hepatology) and Co-Director of the UNC Center for Functional GI & Motility Disorders Michael Camilleri, M.D., Ph. D. Dr. Camilleri is Professor of Physiology and Medicine at the Mayo Clinic, Minnesota, MN. He has contributed extensively in enteric neurosciences, motility, and in inflammatory bowel disease (IBD). Lin Chang, M.D. Dr. Chang is a Professor of Medicine in the Division of Digestive Diseases and Department of Medicine at the David Geffen School of Medicine at UCLA. She is the Co-Director and Head of the Clinical Program at the Center for Neurovisceral Sciences & Women's Health and Director of the Women's Digestive Health Center at UCLA. Scott Plevy, M.D. Dr. Plevy is Associate Professor of Medicine, Microbiology and Immunology at the University of North Carolina School of Medicine, Division of Gastroenterology & Hepatology. He is the Core Director of the Immunotechnology Core in the Center for Gastrointestinal Biology and Disease as well as the Director of the University of North Carolina Federation of Clinical Immunology Societies. Clinical Advisory Board

20 Summary Synergy’s platform of GC-C receptor agonists for therapeutics Lead compound SP-304 - Plus 2nd generation compound, SP-333 Several other uses possible beyond GI disorders and IBD GC-C receptor agonists are a new class of potential drugs Peptide hormone analogs to treat gastro-intestinal disorders Primary indications: chronic constipation & irritable bowel syndrome GC-C receptor agonists for GI are non-absorbed oral drugs Not systemically absorbed – not needed for activity Very low toxicity – expected to be very safe Low-risk development – high probability of success

21 Future Synergy Value Creation Milestones *1Q2010 – Initiate SP-304 Phase 2a 7-day CC trial *4Q2010 – Phase 2a clinical data *2010 – File IND on SP-333 1Q2011 – Initiate SP-304 Phase 2b 28-day CC trial 3Q2011 – Initiate SP-304 Phase 2b 90-day IBS-C trial * Key 2010 Future Value-Creation Events